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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 (1)

        Date of Report (Date of earliest event reported): April 12, 2005

                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

 Delaware                            333-02302               74-1803105
(State or other                     (Commission             (IRS Employer
 jurisdiction of                     File Number)            Identification No.)
 incorporation)


                          808 Seventeenth Street, N.W.
                                   Suite 300
                          Washington, D.C. 20006-3910
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  202-789-2130

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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(1)  Pursuant  to Section  15(d) of the  Securities  Exchange  Act of 1934,  the
     Company's duty to file reports is automatically suspended as a result of having fewer than 300 holders of record of each class of its debt securities outstanding as of October 1, 2004, but the Company agreed under the terms of certain long-term debt to continue these filings in the future.

ITEM 1.01  Entry into a Material Definitive Agreement

As of April 12, 2005, the Company entered into an amendment to its Amended and Restated Revolving Credit Agreement with Fleet National Bank, as the Agent, and Deutsche Bank Securities Inc., as the Documentation Agent. The amendment served to adjust one of the financial covenants for three consecutive quarters effective March 31, 2005.


ITEM 9.01  Financial Statements and Exhibits

           (c)  Exhibits

                4.9 Fifth Amendment and Consent dated as of April 12, 2005 to the Amended and Restated Revolving Credit Agreement





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLBRITTON COMMUNICATIONS COMPANY
                                                     (Registrant)


    April 15, 2005                               /s/ Stephen P. Gibson
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         Date                                 Name:  Stephen P. Gibson
                                              Title: Senior Vice President
                                                     and Chief Financial Officer







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